Exhibit 99.2

Investing in the Future of Energy Warren Announces Marcellus Acquisition July 7, 2014

Forward-Looking Statements Warren Announces Marcellus Acquisition NASDAQ (WRES) 2 Forward-Looking Statements. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Certain statements in this presentation are forward-looking and are based upon the current belief of Warren Resources, Inc. (“Warren") as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that Warren plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future, including future production of oil and gas, future capital expenditures and drilling of wells and future financial or operating results are forward-looking statements. No assurance can be given that any of such plans, expectations, estimates or projections will prove to have been correct, and the same can be affected by inaccurate assumptions or by known or unknown risks or uncertainties. Important factors that could cause actual results or other expectations expressed in this presentation to differ materially from those in the forward-looking statements herein include, but are not limited to: changes in oil and gas prices and hedging activities undertaken in relation thereto; changes in expected levels of oil and gas reserve estimates and production estimates; the inability to drill wells on a substantial portion of our acreage due to insufficient capital, market conditions or other factors; the timing and results of drilling and other development activities; any inability to hold substantial leases; governmental and environmental regulations and permitting requirements and delays; the availability of capital and credit market conditions; unsuccessful exploratory activities; unexpected cost increases; delays in completing production, treatment and transportation facilities; the availability and cost of obtaining equipment and technical personnel; operating hazards; risks associated with the availability of acceptable transportation arrangements; unanticipated operational problems; potential liability for remedial actions under existing or future environmental regulations; changes in tax, environmental and other laws applicable to our business as well as general domestic and international economic and political conditions; concentration of customers; inability to replace reserves as they are produced; climate change; computer security breaches; and factors that may affect our common stock including the numbers of shares subject to registration rights; stock price volatility; anti-takeover measures in our organizational documents; and any failure to make appropriate assumptions or estimates in the preparation of our financial statements or to maintain adequate internal control over financial reporting. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Warren's actual results and plans could differ materially from those expressed in the forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the report document in which they are contained. Absent legal requirement, we assume no duty to update these statements as of any future date. Further information on risks and uncertainties that may affect Warren’s operations and financial performance, and the forward-looking statements made herein, is available in the Company’s filings with the Securities and Exchange Commission (www.sec.gov), including its Annual Report on Form 10-K under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other public filings and press releases. Reserves. The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions of such terms. Warren discloses only estimated proved reserves in its filings with the SEC. Warren's estimated proved, reserves as of December 31, 2013 contained in this presentation were prepared by Netherland, Sewell & Associates, Inc., a nationally recognized engineering firm, and comply with definitions promulgated by the SEC. Additional information on Warren’s estimated proved reserves is contained in Warren's Annual Report on Form 10-K. In this presentation, Warren may also use internal estimates of “resource potential”, “prospective or potential resources” or “recoverable resource” or other descriptions of volumes of resources potentially recoverable through additional exploratory drilling or recovery techniques, which volumes the SEC's guidelines strictly prohibit Warren from including in filings with the SEC. These estimates, as well as estimates of probable and possible reserves, are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by Warren. Prospective resources refers to Warren's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. Prospective resources does not constitute reserves within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System. Actual quantities that may be ultimately recovered from Warren's interests might differ substantially. Factors affecting ultimate recovery include the scope of Warren’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals, changes in law and other factors; and actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of prospective resources may change significantly as development of our resource plays provides additional data. Non-GAAP Information. Please refer to the Appendix to find disclosure and a reconciliation of any non-GAAP financial measures contained in this presentation.

Transaction Overview • Warren has agreed to acquire assets in the Marcellus Basin from Citrus Energy Corporation (“Citrus Energy” or “Citrus”) and two additional working interest owners for $352.5 million . $312.5 million in cash and $40 million in Warren common stock at $6.00 per share • Currently producing 82.0 net MMcf/d (100% gas) • Estimated net proved reserves of 208.3 Bcf (55% PD) (1) • Over 305 net Bcf of proved, probable, and possible (3P) reserves (1) . Does not include upside opportunities in Upper Marcellus and downspacing • Committed financing in-place • Free cash flow generation from acquired assets expected to allow for natural deleveraging • Downside protection with significant percentage of acquired producing reserves to be hedged through 2015 • Expected closing in August 2014 Warren Announces Marcellus Acquisition NASDAQ (WRES) 3 (1) Per Netherland, Sewell and Associates, Inc. (“NSAI”) reserve report as of 7/1/14.

Warren Resources to Acquire Marcellus Assets of Citrus Energy • Purchase price: $352.5 million • Effective date: July 1, 2014 • Estimated closing: August 2014 • Estimated net Proved reserves: 208.3 Bcf • % Proved developed: 55% • Current net production: 82.0 MMcf/d • % Gas 100% • Purchase metrics: $1.69 / Mcf net proved reserves $3.10 / Mcf net proved developed reserves $4,299 / Mcf/d net current production Warren Announces Marcellus Acquisition NASDAQ (WRES) 4 Note: Reserve report as of 7/1/14 per NSAI. Current production represents average net daily production in June 2014.

Citrus Energy Overview Asset Summary Map of Operations & Offset Operators • Concentrated acreage position in Wyoming County, PA . Offset operators include Cabot, Southwestern, and Chesapeake • Citrus drilled 7 of the top 25 wells in the Marcellus in 2012 in terms of IP rates • Over 75% of Citrus’ wells IPs have been in the top quartile of all Marcellus wells brought online since 2010 in terms of max 30-day IP rate Warren Announces Marcellus Acquisition NASDAQ (WRES) 5 Marcellus Wells Since 2010 (1) - 5.0 10.0 15.0 20.0 25.0 30.0 35.0 - 1,000 2,000 3,000 4,000 5,000 30 Day Peak IP Rate (MMcf/d) Wells Marcellus Wells Citrus Wells 75% Percentile (1) Includes 5,022 Marcellus wells brought online since 2010 with publicly available gas production data between January 2010 and December 2013 per HPDI.

Strategic Rationale Warren Announces Marcellus Acquisition NASDAQ (WRES) 6 • Entry into a prolific natural gas basin . Acreage located in the part of the basin with top tier economics • Transformative acquisition that doubles Warren’s reserves and triples Warren’s production • Retention of key Citrus personnel provides significant operational expertise • High operating control and 100% HBP • Infrastructure in place • Self-funding development immediately • Low geologic risk and exploitation potential capitalizes on Warren’s technical expertise . Dealing in sensitive regulatory environments leverages Warren skills as recognized sound steward of the environment • Highly accretive

$33,483 $24,638 $23,974 $18,864 $18,261 $16,461 $14,883 $14,853 $14,138 $12,646 $11,894 $11,785 $9,041 $8,249 $7,679 $4,299 Average: $15,322 - $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 A B C D E F G Current WRES H I J K L M Pro Forma WRES TEV(1) / Net Production ($/mcfe/d) Attractive Production Valuation Metrics Warren Announces Marcellus Acquisition NASDAQ (WRES) 7 Citrus Acq. Marcellus Peers Other Peers Warren Note: As of 7/3/14. Marcellus peers include MHR, RRC, GST, RICE, EQT, COG, and REXX. Other peers include GDP, CWEI, REN, CRK, SFY, and PQ. (1) TEV represents total enterprise value.

“Core-of-the-Core” Asset Core-of-the-Core Asset with Top-Tier Economics EURs by Company (Bcf/1,000' of Lateral Length) (1) Top Marcellus Breakevens by Company (2) $2.41 $2.79 $2.80 $2.95 $2.95 $2.96 $3.03 $3.06 $3.09 $3.11 $3.21 $3.23 $3.25 $3.33 $3.35 $3.46 $3.54 $3.62 $3.65 $3.69 - $1.00 $2.00 $3.00 $4.00 $5.00 Citrus A B C D E F G H I J K L M N O P Q R S Breakeven NYMEX ($/Mcf) (1) Citrus EURs based on NSAI PDP wells. Peer EURs per public disclosure. Peers include AR, COG, EQT, RRC, and CRZO. (2) ITG Investment Research per NFG February Investor presentation. Operators include APC, CHK, COG, EQT, NFG, RICE, RRC, SWN, TENG, XOM, and other private companies. • Leading Marcellus breakevens . Average IRR exceeding 100% • Consistently strong well results, including highest reported IP rate in the Marcellus during 2012 • Fully developed infrastructure with unique basis advantage Warren Announces Marcellus Acquisition NASDAQ (WRES) 8 Producer A B Citrus C D E EUR 16.9 Bcfe 13.4 Bcfe 10.1 Bcfe 9.8 Bcfe 12.1 Bcfe 7.0 Bcfe Lateral 4,666' 5,200' 4,300' 4,800' 7,000' 6,000' 3.6 2.6 2.4 2.1 1.7 1.2

Warren Repositioning

California Properties

- Wilmington Field in the Los Angeles Basin
  - 3rd largest U.S. oilfield
  - Waterflood oil recovery
- Net avg. daily production (1Q14): 3,067 Bbl/d
- 16.1 MMBbls estimated net proved reserves as of 12/31/13 (53% PDP/PDNP)
- 150 gross identified potential Wilmington drilling locations*
- Leroy Pine – *Expansion Area*
  - Commenced drilling in late Oct. 2013
  - Currently optimizing completions
  - Initial production expected in 3Q14
  - Total 19 producing well development plan



WY
CA
CO
PA
Offices
Producing Properties
Focus Areas

Wyoming Properties

- Commercial CBM development
- 2012 acquisition of Anadarko interests provided operatorship and 100% ownership of pipeline and infrastructure
- Approx. 111,000 gross (86,000 net) acres
- Net avg. daily production (1Q14): 17,814 Mcf/d
- 175 targeted CBM drilling locations and 225 additional potential locations*

Marcellus Properties

- 5,289 net acres in Northeast PA
- "Core-of-the-core" Marcellus
- 30 PDP wells with an average lateral length of ~4,300 feet
  - June 2014 net production: 82.0 MMcf/d (100% gas)
- 100% HBP or held by operations with drilled wells waiting on completion
- Pad and pipeline infrastructure in place
- Citrus' operational team transitioning to Warren
- New offices established in Denver, CO and Plano, TX to manage Marcellus and Wyoming properties
- Testing Upper Marcellus and downspacing of Lower Marcellus

* Probable, possible & contingent locations; internally generated unrisked estimated potential locations.

Warren Announces Marcellus Acquisition NASDAQ (WRES) 9

A Stronger, More Diversified Warren Warren Announces Marcellus Acquisition NASDAQ (WRES) 10 Pro Forma Net Production (2) Pro Forma Net Proved Reserves (1) Citrus Pro Forma Pro Forma Warren % of Total Acquisition % of Total Warren Increase Estimated Net Proved Reserves (Bcfe)(1) 202.5 49% 208.3 51% 410.8 103% % Proved Developed 64% - 55% - 59% Pro Forma Net Production (MMcfe/d)(2) 36.2 31% 82.0 69% 118.2 226% Warren 49% Acquisition 51% 411 Bcfe Warren 31% Acquisition 69% 118 MMcfe/d (1) Warren reserves as of 12/31/13. Citrus reserves as of 7/1/14. (2) Warren production as of 3/31/14. Citrus production represents average net daily production for June 2014.

Reducing Financial Risk – Hedging Program Warren Announces Marcellus Acquisition NASDAQ (WRES) 11 • Warren currently targets hedges of approximately 50% of oil and gas production on a forward 12-24 month basis . The Company primarily relies upon fixed price swaps to hedge production • With the acquisition of Citrus, the Company will more than triple its expected production . Warren plans to hedge 50%-75% of production from the acquired assets • Given the recent volatility in northeast Marcellus differentials, the Company may consider various methods to minimize basis differentials including basis swaps, forward physical sales and longer term contracts • Planned northeast takeaway expansion projects anticipated to increase takeaway capacity by 4.3 bcf/d by mid-year 2017

• Underlevered balance sheet prior to the acquisition . Maintains ample liquidity post-transaction • Committed financing in place . New fully underwritten $750 million credit facility with $225 million borrowing base . Fully underwritten senior unsecured bridge loan facility • Flexibility to tailor permanent capital structure . Respond to market conditions . Commitment to maintain financial discipline and ample liquidity • Natural deleveraging through significant free cash flow post-close Warren Announces Marcellus Acquisition NASDAQ (WRES) 12 Financing Commitment and Optionality Pro Forma Capitalization Commentary As of March 31, 2014 Actual Adjustments Pro Forma Cash & Equivalents $1.8 $1.8 Revolver (1) 81.5 29.9 111.4 Committed Financing - 300.0 300.0 Other Debt 1.6 1.6 Total Debt $83.1 $413.0 LTM EBITDA* $82.4 $56.4 $138.8 Net Proved Reserves (Bcfe) 202.5 208.3 410.8 Borrowing Base $175.0 $225.0 Less: Revolver Outstanding ($81.5) ($111.4) Plus: Cash $1.8 $1.8 Liquidity $95.3 $115.5 Total Debt / LTM EBITDA* 1.0x 3.0x Proved Reserves (Bcfe) $0.41 $1.01 Note: Totals may not foot due to rounding differences. (1) Outstanding as of 6/30/14. * See Appendix for reconciliation of non-GAAP financial measures.

Key Takeaways • Focused on shareholder value creation . Transformative acquisition in new core play . Doubles asset base and cash flow . Accretive and low-risk acquisition . Leverages technical and operational expertise in exploitation engineering, horizontal drilling and environmental stewardship • High performing oil asset coupled with high performing gas asset . Future acquisition potential • Key Citrus employees transitioning to Warren • Significant upside potential . Upper Marcellus . Potential downspacing . Infrastructure Warren Announces Marcellus Acquisition NASDAQ (WRES) 13

Appendix Warren Announces Marcellus Acquisition NASDAQ (WRES) 14

Warren Announces Marcellus Acquisition NASDAQ (WRES) 15 EBITDA Reconciliation to Net Income Warren Standalone Pro Forma Combined Year End December 31, 2011 (in millions) Year End December 31, 2012 (in millions) Year End December 31, 2013 (in millions) 12 Months Ended March 31, 2014 (in millions) 12 Months Ended March 31, 2014 (in millions) Net Income $21.6 $15.5 $30.4 $35.8 $29.2 Interest Expense 3.2 3.3 3.0 3.0 28.7 Income Taxes (0.1) - 0.1 0.0 0.0 DD&A 30.5 47.2 44.8 43.6 80.8 EBITDA $55.2 $66.0 $78.2 $82.4 $138.8 Note: Totals may not foot due to rounding differences.